U.S. SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


                   Date of Report: May 2, 1997


                 ICHI-BON INVESTMENT CORPORATION
    (Exact name of registrant as specified in its charter)


                             COLORADO
        (State or other jurisdiction of incorporation)


     0-25388                            84-1156459
(Commission File No.)                 (IRS Employer
                                   Identification No.)

        3222 S. Vance, Suite 100
           Lakewood, Colorado                         80227
(Address of principal executive offices)            (Zip code)


Registrant's telephone number, including area code: (303) 988-1441

Item 2.  Acquisition and Disposition of Assets.

     Effective April 30, 1997, Ichi-Bon Investment Corporation (the "Company") entered into a letter of intent with Detour, Inc. ("Detour"), a privately held California corporation, whereby the Company has agreed in principle to acquire all of the issued and outstanding shares of Detour in exchange for issuance by the Company of previously unissued "restricted" common stock. The relevant terms of the proposed transaction require the Company to issue to the Detour shareholders an aggregate of 4,500,000 "restricted" common shares, representing approximately 90% of the Company's then outstanding common stock, in exchange for all of the issued and outstanding shares of Detour.

     The proposed share exchange is subject to satisfaction of certain conditions, including completion of due diligence activities, the approval of the transaction by all of the shareholders of Detour and the Company and the filing of the Company's Definitive Proxy Statement. If the proposed transaction with Detour is consummated, the present officers and directors of the Company are expected to resign their respective positions with the Company, to be replaced by the present management of Detour, or their designees. A copy of the letter of intent between the Company and Detour is attached hereto as Exhibit 2.0 and incorporated herein as if set forth.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

     2.0  Letter of Intent between the Company and Detour, Inc.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ICHI-BON INVESTMENT CORPORATION



                                   By:/s/ Cheryl Okizaki
                                      Cheryl Okizaki,
                                      President


Dated:  May 2, 1997.

                 ICHI-BON INVESTMENT CORPORATION

                  -----------------------------

                           EXHIBIT 2.0

                  -----------------------------

                    LETTER OF INTENT BETWEEN

                        THE COMPANY AND

                          DETOUR, INC.

                  -----------------------------

                 ICHI-BON INVESTMENT CORPORATION
                    3222 S. Vance, Suite 100
                    Lakewood, Colorado 80227

                         April 30, 1997



Board of Directors
Detour, Inc.
201 N. Service Road
Melville, N.Y. 11747
Attention: Mr. James Turner, President

     Re:  Plan of Merger Between Ichi-Bon Investment
          Corporation and Detour, Inc.

Dear Mr. Turner:

This letter is intended to express the general terms of the prospective Plan of Merger to be formalized between Ichi-Bon Investment Corporation, a Colorado corporation ("IBI") and Detour, Inc., a California corporation ("Detour").
The objective of our discussions has been the execution and consummation of applicable, formal Agreement(s) between IBI and Detour (the "Merger Agreements") which, among other things, would provide for the various matters set forth below.

     1. Plan of Merger and Reorganization of the Companies. The board of directors of IBI and Detour have completed an initial evaluation of the business plan, financial statements and other relevant corporate documents of the other and have concluded that a merger of Detour and IBI, whereby IBI would issue shares of its common stock equal to ownership of approximately 90% of its outstanding shares, in exchange for 100% of the then outstanding securities of Detour, would be in the best interest of both companies. It is the intent of the parties hereto that the proposed merger of Detour and IBI be effected as a tax-free reverse merger pursuant to Section 368 of the Internal Revenue
Code of 1986, as amended. The transaction proposed herein shall close on or before May 31, 1997.

     2.  Terms of Merger.

          (A) IBI Capitalization. IBI's total authorized capital stock consists of 25,000,000 shares of Common Stock, par value $0.001 per share and 10,000,000 shares of Preferred Stock, par value $0.01 per share. As of the date hereof and as of the Closing of the transaction proposed herein, there will be 500,000 common shares of IBI issued and outstanding. There are no preferred shares issued or outstanding.

          (B) Detour Capitalization. Detour's total authorized capital consists of 10,000,000 Common Shares, $0.001 par value per

Mr. James Turner
Detour, Inc.
April 30, 1997
Page 2


share. As of the date of Closing, as defined hereinbelow, there will be 9,400,000 Common Shares issued and outstanding.

          (C)  Special Board and Shareholder Meetings.

          (i) Prior to Closing, the Board of Directors of IBI will call a special meeting of the IBI shareholders, or otherwise obtain the consent of the IBI shareholders for the purposes of: (a) ratifying the transaction proposed herein; (b) amending the IBI Articles of Incorporation, to change the name of IBI to "Detour, Inc.", or such other name as may be available and acceptable to the present Detour Board of Directors; (c) providing applicable dissenter's rights afforded to the IBI Shareholders pursuant to the laws of the State of Colorado; and (d) undertaking any additional amendments to the IBI Articles of Incorporation reasonably requested by the Detour Board of Directors and acceptable to the IBI Board of Directors.

          (ii) Prior to Closing, the Board of Directors of Detour will (a) call a special meeting of the Detour shareholders, or otherwise obtain the requisite consent of the Detour shareholders, for the purposes of ratifying the transaction proposed herein. Detour shall provide representations that it has further provided all applicable dissenter's rights afforded to the Detour Shareholders pursuant to the laws of the State of California; and (b) take all additional action necessary to cause the intent of this letter to be adopted and ratified.

         (D) Share Exchange. Subject to the approval of the terms and conditions contained herein by the IBI and Detour shareholders (hereinafter the "Closing Date"), Detour shall merge with IBI, with IBI emerging as the surviving entity, by the Detour shareholders exchanging all of the issued and outstanding Detour Stock owned by them for 4,500,000 "restricted" Common
Shares of IBI.

          (E) Officers and Directors. At Closing, the present officers and directors of IBI shall deliver to Detour their respective letters of resignation, along with certified minutes of the IBI Board of Directors accepting such resignation and appointing to the IBI Board those persons designated by Detour to be officers and directors of the surviving entity herein.

     3. Financial Condition of IBI. Except as provided herein, as of the Closing Date, IBI balance sheet will reflect no assets or liabilities.

Mr. James Turner
Detour, Inc.
April 30, 1997
Page 3


     4. Financial Condition of Detour. Detour has provided to IBI its audited balance sheet for the period ended December 31, 1996 which indicates total assets of $431,503 and shareholders' equity of $(1,348,124).

     5.  Conditions to Closing.

          (A) Closing. The Closing of the transaction proposed herein shall take place as soon as practical after the IBI Definitive Proxy or Information Statement is filed with the SEC and the respective shareholders of IBI and Detour approve the terms included herein. The Closing shall take place in Aurora, Colorado at the offices of legal counsel for IBI, Andrew I. Telsey, P.C., 2851 S. Parker Road, Suite 720, Aurora, Colorado 80014, or such other location as the parties may so agree. At the discretion of the parties hereto, Closing may also occur via telephonic means.

          (B) To Be Provided by Detour. At Closing, Detour shall provide to the present Board of Directors of IBI the following:

          i) such interim unaudited financial statements as would be required for financial accounting disclosure under the rules and regulations of the Securities Exchange Act of 1934 for reporting companies; and

          ii) an investment letter in a form acceptable to counsel to IBI, duly executed by each Detour shareholder, acknowledging that each such shareholder is exchanging their respective securities of Detour for their pro rata applicable number of IBI common shares, that such shares to be acquired by each Detour shareholder are solely for their account and for investment and they have no plan, intention, contract, understanding, agreement or arrangement with any person to sell, assign, pledge, hypothecate or otherwise transfer to any person such shares, or any portion thereof.

          (C) Non-Delivery. Failure by Detour to provide those items described hereinabove, or failure of said audit to confirm the financial condition of Detour as represented herein, shall render this proposed transaction voidable at the discretion of the present Board of Directors of IBI. For purposes herein, any deviation in excess of 10% shall be construed as conforming with the financial condition of Detour represented herein.

          (D) Representations of IBI. IBI hereby represents that, as of the Closing date, it shall be current in all filings required to be tendered to the Securities and Exchange Commission ("SEC")

Mr. James Turner
Detour, Inc.
April 30, 1997
Page 4


pursuant to the Securities Exchange Act of 1934, as amended, including but not limited to, filings on Forms 10-K, 10-KSB, 10-Q and/or 10-QSB.

          (E) Private Sale of IBI Common Stock. Some of the current inside shareholders of IBI may sell some or all of their IBI common shares owned by them, subject to the exemptions, restrictions, terms and limitations applicable to such sales under state and federal securities laws.

          (F) Merger Agreement. The parties hereto shall, in good faith, work together to prepare and negotiate a definitive agreement incorporating the terms and conditions contained herein, which agreement shall be in a form and substance mutually satisfactory to the parties.

          (G) Fiduciary Out. The directors of Detour may terminate the transaction contemplated herein if, in their reasonable discretion, their fiduciary duty requires or necessitates such action.

          (H) Completion Date. The transaction proposed herein shall be completed on or before May 31, 1997. In the event the transaction has not successfully closed by said date, a non-breaching party hereto may terminate the proposed transaction, without penalty.

     6. Confidentiality. Upon the signing of this Letter of Intent, IBI and Detour will provide to each other full access to their books and records and will furnish financial and operating data and such other information with respect to their business and assets as may reasonably be requested from time to time. If the proposed transaction is not consummated, all parties shall keep confidential any information (unless ascertainable from public filings or published information), obtained concerning the other's operations, assets and business. In addition, IBI agrees to be bound by the Confidentiality Agreement between the parties dated as of even date herewith.

     7. Retainer of Counsel. Because IBI does not have sufficient available cash and as a material condition hereto, upon execution hereof by Detour, Detour shall tender a non-refundable fee of $25,000 to Andrew I. Telsey, P.C., legal counsel to IBI, $12,500 of which shall be due and payable upon execution hereof, with the remaining balance of $12,500 due thirty (30) days thereafter, as full and complete costs applicable to expenses to be incurred by IBI relevant herein and for preparation of all legal documents

Mr. James Turner
Detour, Inc.
April 30, 1997
Page 5


necessary to consummate the transaction proposed herein, including preparation of all SEC filings and other related documentation. The only exception to the balance due to be paid shall be if, in the reasonable discretion of management of IBI, a registration statement is required to be filed with the SEC on Form S-4, in which case the amount to be paid by Detour to IBI's legal counsel shall be negotiated in the future.

     8. Finders Fees. It is hereby acknowledged that each party hereto may be responsible for payment of certain finders fees relating to the transaction proposed herein and that as a further condition to Closing, as defined herein, each party shall warrant in such Closing documents that such finders fees have been paid and further, shall indemnify and hold harmless the other party from such obligation.

     9. Default. Assuming the execution of a definitive Merger Agreement by IBI and Detour, in the event Detour fails to perform pursuant to Paragraph 5(B) or 7, above, or otherwise close the transaction proposed herein without the fault of IBI, Detour shall be responsible for payment of all reasonable costs incurred by IBI (including but not limited to attorneys fees, due diligence costs, costs related to proxy solicitation, if any, and such other costs as may be incurred directly relating to this proposed transaction) up to an aggregate maximum of $25,000, minus any amounts previously tendered pursuant to Paragraph 7 above. Such payment shall constitute the sole and exclusive remedy at law and in equity available to IBI for any breach by Detour. Detour shall be responsible for payment of its own legal, accounting and any other out-of-pocket expenses reasonably incurred in connection with this transaction, whether or not this transaction is consummated.

     10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     11. Jurisdiction. It is the intention of the parties that the laws of the State of Colorado govern the determination of the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

     12. Notices. Any notice relevant herein shall be deemed to have been sufficiently served for all purposes if delivered personally to the party to whom the same is directed, or, if sent, by deposit with the United States mail, certified mail, return receipt requested postage prepaid, at such party's address listed hereinabove, or to such other address as shall be furnished in

Mr. James Turner
Detour, Inc.
April 30, 1997
Page 6


writing by any party to the other. any such notice shall be deemed to be given three (3) days after deposited in the U.S. mail.

     13. Further Action. Each party shall execute and deliver such papers, documents and instruments, and perform such acts as are necessary or appropriate to implement the terms hereof and the intent of the parties hereto.

     14. Amendments. This Agreement may only be amended by the mutual consent of all the parties hereto which Amendment shall be in writing, duly executed by the parties.

Except for the agreements set forth in Paragraphs 7, 8 and 9 hereof, this letter is not intended as a contract or to create any enforceable rights or obligations whatsoever on the part of either party. No obligations on the part of either party with respect to the matters covered hereby (other than as set forth in Paragraphs 7, 8 and 9 hereof) shall exist unless and until a written agreement, satisfactory in form and substance to both parties, has been approved by their respective boards of directors and shareholders, if necessary and executed by officers specifically authorized to do so.

If the foregoing accurately reflects your understanding of the terms and conditions of our agreement please so indicate by signing below as designated.

Yours truly,

ICHI-BON INVESTMENT CORPORATION



By: /s/ Cheryl L. Okizaki
    Cheryl L. Okizaki, President

APPROVED AND ACCEPTED this 30th day of April, 1997.

DETOUR, INC.



By: /s/ James Turner
    James Turner, President